UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2016

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

Effective on June 7, 2016, the board of directors (the "Board") of Endeavor IP, Inc. (the "Company") dismissed Li and Company, PC ("Li and Company"), as the Company's independent registered public accounting firm.  The Board dismissed Li and Company due to the fact that Li and Company informed the Company that it is dissolving.  Li and Company has ceased to provide auditing services to all of its clients, including the Company, due to its dissolution.  Li and Company’s dissolution is unrelated to the auditing services that Li and Company performed for the Company.

Li and Company's report on the financial statements for the fiscal years ended October 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2015 and 2014, and in the subsequent interim periods through June 7, 2016, the date of dismissal of Li and Company, there were no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li and Company, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended October 31, 2015 and 2014, and in the subsequent interim period through June 7, 2016, the date of dismissal of Li and Company, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Li and Company and requested Li and Company to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Li and Company agrees with the above disclosures. A copy of Li and Company's letter, dated June 10, 2016, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective on June 7, 2016, the Board approved the engagement of GBH CPAs, PC ("GBH"), as the Company's new independent registered public accounting firm.

During the fiscal years  ended October 31, 2015 and 2014, and the subsequent interim period prior to the engagement GBH, the Company has not consulted GBH regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Exhibit No.	Description

16.1	Letter of Li and Company, P.C., dated June 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to bevsigned on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016

Endeavor IP, Inc.

/s/ Franciscus Diaba
Franciscus Diaba
President, Chief Executive Officer and General Counsel